SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 2-86711)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 63	[X]
and
REGISTRATION STATEMENT (No. 811-3855)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 63	[X]

Fidelity Advisor Series VIII
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(x)	on March 1, 2001 pursuant to paragraph (b).
( )	60 days after filing pursuant to paragraph (a)(1).
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485.
( )	75 days after filing pursuant to paragraph (a)(2).
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity® Advisor

Emerging Markets Income

Fund

Class A

(Fund 255, CUSIP 315920876)

Class T

(Fund 635, CUSIP 315920207)

Class B

(Fund 637, CUSIP 315920405)

Class C

(Fund 488, CUSIP 315920751)

Prospectus

March 1, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Advisor Emerging Markets Income Fund seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 65% of total assets in debt securities of issuers in emerging markets (countries that have an emerging stock market as defined by Standard & Poor's® (S&P), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics).
  Potentially investing in other types of securities, including equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit, currency, and economic risks of the security and its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Prospectus

Fund Summary - continued

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class T, and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

The returns in the chart do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Advisor Emerging Markets Income - Class T
Calendar Years	1995	1996	1997	1998	1999	2000
	6.99%	40.41%	16.47%	-22.07%	36.34%	13.64%



During the periods shown in the chart for Class T of Advisor Emerging Markets Income, the highest return for a quarter was 15.71% (quarter ended June 30, 1995) and the lowest return for a quarter was -28.60% (quarter ended September 30, 1998).

Prospectus

Fund Summary - continued

Average Annual Returns

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge(CDSC).

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Life of class
Advisor Emerging Markets Income - Class A	8.29%	--	11.16%A
Advisor Emerging Markets Income - Class T	9.67%	13.77%	11.42%B
Advisor Emerging Markets Income - Class B	7.83%	13.59%	12.16%C
Advisor Emerging Markets Income - Class C	11.84%	--	6.85%D
J.P. Morgan Emerging Markets Bond Index Global	14.41%	13.73%	12.05%B
Lipper Emerging Markets Debt Funds Average	10.09%	11.30%	--

A From September 3, 1996.

B From March 10, 1994.

C From June 30, 1994.

D From November 3, 1997.

If FMR had not reimbursed certain class expenses during these periods, the fund's Class A, Class T, Class B, and Class C returns would have been lower.

J.P. Morgan Emerging Markets Bond Index Global is a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities. The index currently covers 27 emerging markets countries.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell, Class A, Class T, Class B, and Class C shares of the fund. The annual class operating expenses provided below for Class A and Class C do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. The annual class operating expenses provided below for Class T and Class B do not reflect the effect of any reduction of certain expenses during the period.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%A	3.50%B	None	None
Maximum CDSC (as a % of the lesser of original purchase price or redemption proceeds)	NoneC	NoneC	5.00%D	1.00%E
Sales charge (load) on reinvested distributions	None	None	None	None

A Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

B Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

C Certain purchases of Class A and Class T shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 0.25% if redeemed within one year of purchase. See "Special Purchase Shares" on page 34.

D Declines over 6 years from 5.00% to 0%.

E On Class C shares redeemed within one year of purchase.

Annual class operating expenses

	Class A	Class T	Class B	Class C
Management fee	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) fee (including 0.25% Service fee only for Class B and Class C)	0.15%	0.25%	0.90%	1.00%
Other expenses	0.58%	0.53%	0.56%	0.57%
Total annual class operating expensesA	1.41%	1.46%	2.14%	2.25%

A FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

	Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
Advisor Emerging Markets Income	1.40%	8/30/96	1.50%	3/10/94	2.15%	1/1/96	2.25%	11/1/97

These arrangements may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Class A, Class T, Class B, and Class C operating expenses are shown in the table below.

Prospectus

Fund Summary - continued

Total Operating Expenses
Advisor Emerging Markets Income - Class A	1.39%A
Advisor Emerging Markets Income - Class T	1.45%
Advisor Emerging Markets Income - Class B	2.12%
Advisor Emerging Markets Income - Class C	2.24%A

A After reimbursement.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated and if you leave your account open:

	Class A		Class T		Class B		Class C
	Account open	Account closed	Account open	Account closed	Account open	Account closed	Account open	Account closed
1 year	$ 612	$ 612	$ 493	$ 493	$ 217	$ 717	$ 228	$ 328
3 years	$ 900	$ 900	$ 796	$ 796	$ 670	$ 970	$ 703	$ 703
5 years	$ 1,209	$ 1,209	$ 1,120	$ 1,120	$ 1,149	$ 1,349	$ 1,205	$ 1,205
10 years	$ 2,086	$ 2,086	$ 2,035	$ 2,035	$ 2,200A	$ 2,200A	$ 2,585	$ 2,585

A Reflects conversion to Class A shares after a maximum of seven years.

Prospectus

Fund Basics

Investment Details

Investment Objective

Advisor Emerging Markets Income Fund seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests at least 65% of the fund's total assets in debt securities of issuers in emerging markets. Emerging markets include countries that have an emerging stock market as defined by S&P, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, countries in the J.P. Morgan Emerging Markets Bond Index Global and Hong Kong are considered to be emerging. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

FMR may also invest in equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although FMR may invest up to 35% of the fund's total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets.

FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value and any short-term trading opportunities resulting from market inefficiencies. FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

Prospectus

Fund Basics - continued

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prospectus

Fund Basics - continued

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Advisor Emerging Markets Income Fund seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.

Prospectus

Fund Basics - continued

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).
  If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

Prospectus

Shareholder Information - continued

For Class B or Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 4.75% of the offering price. Class T has a maximum front-end sales charge of 3.50% of the offering price.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Class A, Class T, Class B, and Class C shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Prospectus

Shareholder Information - continued

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
To Add to an Account	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Purchase amounts of more than $250,000 will not be accepted for Class B shares.

Purchase amounts of more than $1 million will not be accepted for Class C shares. This limit does not apply to purchases of Class C shares made by an employee benefit plan (as defined in the Employee Retirement Income Security Act), 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

Prospectus

Shareholder Information - continued

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity Advisor fund or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity Advisor fund or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity Advisor funds or from certain other Fidelity funds. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically

To Open an Account

  Not available.

To Add to an Account

  Use Fidelity Advisor Systematic Investment Program.
  Use Fidelity Advisor Systematic Exchange Program to exchange from certain Fidelity money market funds or a Fidelity Advisor fund.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus any applicable CDSC.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Any applicable CDSC is calculated based on your original redemption amount.

Prospectus

Shareholder Information - continued

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Prospectus

Shareholder Information - continued

Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Exchange to the same class of other Fidelity Advisor funds or to certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call your investment professional or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit your investment professional to request one.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically
  Use Fidelity Advisor Systematic Exchange Program to exchange to the same class of another Fidelity Advisor fund or to certain Fidelity funds.
  Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Class A, Class T, Class B, or Class C account.

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Shareholder Information - continued

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity Advisor funds at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity Advisor funds or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity Advisor funds or for Advisor C Class shares of Treasury Fund.

However, you should note the following policies and restrictions governing exchanges:

  The fund or class you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund or class, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 1.00% of the amount exchanged. Check each fund's prospectus for details.

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Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity Advisor fund.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

To direct distributions from a Fidelity Defined Trust to Class T of a Fidelity Advisor fund.
Minimum Initial Not Applicable	Minimum Additional Not Applicable

Procedures

  To set up for a new or existing account, call your investment professional or call Fidelity at the appropriate number found in "General Information" for the appropriate enrollment form.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information."

Fidelity Advisor Systematic Exchange Program
To move money from certain Fidelity money market funds to Class A, Class T, Class B, or Class C of a Fidelity Advisor fund or from Class A, Class T, Class B, or Class C of a Fidelity Advisor fund to the same class of another Fidelity Advisor fund.

Minimum $100		Frequency Monthly, quarterly, semi-annually, or annually

Procedures

  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" after both accounts are opened.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 2 business days prior to your next scheduled exchange date.
  The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum balance of $1,000.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Class A, Class T, Class B, or Class C account to you or your bank checking account.
Minimum $100	Maximum $50,000	Frequency Class A and Class T: Monthly, quarterly, or semi-annually Class B and Class C: Monthly or quarterly

Procedures

  Accounts with a value of $10,000 or more in Class A, Class T, Class B, or Class C shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.
  Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.
  Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.

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Shareholder Information - continued

Other Features. The following other feature is also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

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Shareholder Information - continued

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your account balance falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in December and February.

Earning Dividends

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation begin to earn dividends on the day the Fund receives payment for those shares. Shares purchased through an investment professional by any other method begin to earn dividends on the first business day following the day the Fund receives payment. If you purchase shares directly from the Fund by check or wire, those shares begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Security Clearing Corporation earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional earn dividends until, but not including, the first business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each class's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

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Shareholder Information - continued

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

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Shareholder Information - continued

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity Advisor fund or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Advisor Emerging Markets Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of January  31, 2001, FMR and its affiliate, FMR Co., Inc. (FMRC), had approximately $612 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2000, FIIA had approximately $6.5 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for the fund. As of September 28, 2000, FIIA(U.K.)L had approximately $4.1 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FMRC serves as a sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund.

John Carlson is vice president and manager of Advisor Emerging Markets Income which he has managed since June 1995. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

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Fund Services - continued

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2000, the group fee rate was 0.1268%. The individual fund fee rate is 0.55%.

The total management fee for the fiscal year ended December 31, 2000, was 0.68% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

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Fund Services - continued

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price	As an approximate % of net amount invested	Investment professional concession as % of offering price
Up to $49,999	4.75%	4.99%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $24,999,999	0.50%	0.50%	0.50%
$25,000,000 or more	NoneA	NoneA	A

A See "Special Purchase Shares" on page 34.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering price	As an approximate % of net amount invested	Investment professional concession as % of offering price
Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	NoneA	NoneA	A

A See "Special Purchase Shares" on page 34.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase. More detailed information about these programs is contained in the statement of additional information (SAI).

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity Advisor fund and (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity Advisor Fund (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity Advisor Fund), (ii) Class B and Class C shares of any Fidelity Advisor fund, and (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter.

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Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales Charge
Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsA	0%

A After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

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Fund Services - continued

A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;

2. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;

4. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to invest initially in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs, and accounts managed by third parties do not qualify for this waiver;

6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

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8. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals; or

10. Purchased by the Fidelity Investments Charitable Gift Fund.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;

6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;

Prospectus

Fund Services - continued

9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;

10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

14. Purchased by the Fidelity Investments Charitable Gift Fund.

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program; or

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

To qualify for a Class B or Class C CDSC waiver, you must notify Fidelity in advance of your redemption.

Prospectus

Fund Services - continued

Special Purchase Shares. Certain Class A and Class T shares may be subject to a CDSC of 0.25% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption. These shares, referred to in this prospectus as "Special Purchase Shares," are Class A and Class T shares sold by investment professionals who receive a finder's fee from FDC equal to 0.25% of their purchase amount. Finder's fees are paid only in connection with purchases of: (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver; (ii) Class A shares in amounts of $25 million or more; and (iii) Class T shares in amounts of $1 million or more.

The CDSC will be assessed on Special Purchase Shares if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. Shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC.

To determine the applicability of the CDSC, Class A, Class T, or Daily Money Class shares representing reinvested dividends and capital gains will be redeemed first, followed by Special Purchase Shares that have been held for the longest period of time. Special Purchase Shares held for less than one year will be redeemed last.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance of the eligible purchase. For purposes of determining whether a purchase qualifies for a finder's fee, shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Any investment professional claiming that a purchase of shares held by an insurance company separate account meets the requirements for a finder's fee must provide Fidelity access to records detailing purchases at the client level.

The CDSC on Special Purchase Shares will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

To qualify for a Special Purchase Share CDSC waiver, you must notify Fidelity in advance of your redemption.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity Advisor fund, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

Prospectus

Fund Services - continued

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class A shares and/or shareholder support services. Class A may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class T shares and/or shareholder support services. Class T may pay FDC a 12b-1 fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T currently pays FDC a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

Prospectus

Fund Services - continued

FDC may reallow to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, up to the full amount of the Class A and Class T 12b-1 fee, for providing services intended to result in the sale of Class A or Class T shares and/or shareholder support services.

Class B of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class B of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B of the fund may pay FDC a 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of the Class B 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class C of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Prospectus

Fund Services - continued

In addition, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C.

Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive sales concessions, finder's fees, and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the past 5 years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

Advisor Emerging Markets Income Fund - Class A

Years ended December 31,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.680	$ 7.780	$ 11.120	$ 11.720	$ 10.520
Income from Investment Operations
Net investment income D	.899	.821	.943	.953	.274
Net realized and unrealized gain (loss)	.391	1.884	(3.275)	.891	1.574
Total from investment operations	1.290	2.705	(2.332)	1.844	1.848
Less Distributions
From net investment income	(.947)	(.805)	(.834)	(.984)	(.238)
In excess of net investment income	(.213)	-	-	-	-
From net realized gain	-	-	-	(1.460)	(.410)
Return of capital	-	-	(.174)	-	-
Total distributions	(1.160)	(.805)	(1.008)	(2.444)	(.648)
Net asset value, end of period	$ 9.810	$ 9.680	$ 7.780	$ 11.120	$ 11.720
Total Return B, C	13.69%	36.35%	(21.94)%	16.52%	17.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,010	$ 2,140	$ 2,829	$ 2,313	$ 478
Ratio of expenses to average net assets	1.40% F	1.40% F	1.40% F	1.40% F	1.40% A, F
Ratio of expenses to average net assets after expense reductions	1.39% G	1.40%	1.39% G	1.38% G	1.40% A
Ratio of net investment income to average net assets	8.98%	9.57%	10.05%	7.74%	7.31% A
Portfolio turnover rate	293%	275%	514%	660%	410%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to December 31, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Prospectus

Appendix - continued

Advisor Emerging Markets Income Fund - Class T

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.670	$ 7.770	$ 11.110	$ 11.710	$ 9.280
Income from Investment Operations
Net investment income C	.899	.815	.975	.877	.758
Net realized and unrealized gain (loss)	.385	1.886	(3.319)	.961	2.832
Total from investment operations	1.284	2.701	(2.344)	1.838	3.590
Less Distributions
From net investment income	(.942)	(.801)	(.824)	(.978)	(.750)
In excess of net investment income	(.212)	-	-	-	-
From net realized gain	-	-	-	(1.460)	(.410)
Return of capital	-	-	(.172)	-	-
Total distributions	(1.154)	(.801)	(.996)	(2.438)	(1.160)
Net asset value, end of period	$ 9.800	$ 9.670	$ 7.770	$ 11.110	$ 11.710
Total Return A, B	13.64%	36.34%	(22.07)%	16.47%	40.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 49,125	$ 55,715	$ 53,643	$ 93,228	$ 78,861
Ratio of expenses to average net assets	1.46%	1.42%	1.50%	1.47%	1.49%
Ratio of expenses to average net assets after expense reductions	1.45% D	1.42%	1.48% D	1.45% D	1.48% D
Ratio of net investment income to average net assets	8.92%	9.54%	9.96%	7.08%	7.23%
Portfolio turnover rate	293%	275%	514%	660%	410%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Prospectus

Appendix - continued

Advisor Emerging Markets Income Fund - Class B

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.720	$ 7.800	$ 11.160	$ 11.750	$ 9.300
Income from Investment Operations
Net investment income C	.835	.761	.907	.806	.686
Net realized and unrealized gain (loss)	.383	1.904	(3.334)	.956	2.853
Total from investment operations	1.218	2.665	(2.427)	1.762	3.539
Less Distributions
From net investment income	(.888)	(.745)	(.772)	(.892)	(.679)
In excess of net investment income	(.200)	-	-	-	-
From net realized gain	-	-	-	(1.460)	(.410)
Return of capital	-	-	(.161)	-	-
Total distributions	(1.088)	(.745)	(.933)	(2.352)	(1.089)
Net asset value, end of period	$ 9.850	$ 9.720	$ 7.800	$ 11.160	$ 11.750
Total Return A, B	12.83%	35.58%	(22.66)%	15.70%	39.61%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,637	$ 19,054	$ 16,703	$ 23,576	$ 17,746
Ratio of expenses to average net assets	2.14%	2.10%	2.15% D	2.15%	2.15% D
Ratio of expenses to average net assets after expense reductions	2.12% E	2.10%	2.13% E	2.13% E	2.15%
Ratio of net investment income to average net assets	8.25%	8.86%	9.36%	6.48%	6.56%
Portfolio turnover rate	293%	275%	514%	660%	410%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the contingent deferred sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Prospectus

Appendix - continued

Advisor Emerging Markets Income Fund - Class C

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 7.790	$ 11.110	$ 12.190
Income from Investment Operations
Net investment income D	.821	.750	.792	.154
Net realized and unrealized gain (loss)	.395	1.893	(3.191)	.322
Total from investment operations	1.216	2.643	(2.399)	.476
Less Distributions
From net investment income	(.878)	(.733)	(.762)	(.286)
In excess of net investment income	(.198)	-	-	-
From net realized gain	-	-	-	(1.270)
Return of capital	-	-	(.159)	-
Total distributions	(1.076)	(.733)	(.921)	(1.556)
Net asset value, end of period	$ 9.840	$ 9.700	$ 7.790	$ 11.110
Total Return B, C	12.84%	35.31%	(22.47)%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,157	$ 2,402	$ 964	$ 66
Ratio of expenses to average net assets	2.25% F	2.23%	2.25% F	2.25% A, F
Ratio of expenses to average net assets after expense reductions	2.24% G	2.23%	2.23% G	2.25%A
Ratio of net investment income to average net assets	8.13%	8.73%	9.30%	9.04%A
Portfolio turnover rate	293%	275%	514%	660%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3855

Fidelity, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp.

1.728610.102 EMI-pro-0301

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity® Advisor

Emerging Markets Income

Fund

Institutional Class

(Fund 607, CUSIP 315920702)

Prospectus

March 1, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Advisor Emerging Markets Income Fund seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 65% of total assets in debt securities of issuers in emerging markets (countries that have an emerging stock market as defined by Standard & Poor's® (S&P), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics).
  Potentially investing in other types of securities, including equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit, currency, and economic risks of the security and its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

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Fund Summary - continued

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in the fund's performance from year to year and compares Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Advisor Emerging Markets Income - Institutional Class
Calendar Years	1996	1997	1998	1999	2000
	40.21%	16.84%	-21.75%	36.59%	14.11%



During the periods shown in the chart for Institutional Class of Advisor Emerging Markets Income, the highest return for a quarter was 15.52% (quarter ended December 31, 1999< R>) and the lowest return for a quarter was -28.48% (quarter ended September 30, 1998).

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Life of classA
Advisor Emerging Markets Income - Institutional Class	14.11%	14.85%	16.42%
J.P. Morgan Emerging Markets Bond Index Global	14.41%	13.73%	15.48%
Lipper Emerging Markets Debt Funds Average	10.09%	11.30%	--

A From July 3, 1995.

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Fund Summary - continued

If FMR had not reimbursed certain class expenses during these periods, the fund's Institutional Class returns would have been lower.

J.P. Morgan Emerging Markets Bond Index Global is a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities. The index currently covers 27 emerging markets countries.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Institutional Class shares of the fund. The annual class operating expenses provided below for Institutional Class do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Institutional Class
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual class operating expenses (paid from class assets)

Institutional Class
Management fee	0.68%
Distribution and Service (12b-1) fee	None
Other expenses	0.44%
Total annual class operating expensesA	1.12%

A Effective July 1, 1995, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Institutional Class operating expenses would have been 1.11%.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class 's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

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Fund Summary - continued

Institutional Class
1 year	$ 114
3 years	$ 356
5 years	$ 617
10 years	$ 1,363

Prospectus

Fund Basics

Investment Details

Investment Objective

Advisor Emerging Markets Income Fund seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests at least 65% of the fund's total assets in debt securities of issuers in emerging markets. Emerging markets include countries that have an emerging stock market as defined by S&P, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, countries in the J.P. Morgan Emerging Markets Bond Index Global and Hong Kong are considered to be emerging. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

FMR may also invest in equity securities of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although FMR may invest up to 35% of the fund's total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets.

FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value and any short-term trading opportunities resulting from market inefficiencies. FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

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Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

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Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Advisor Emerging Markets Income Fund seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.

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To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).
  If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security Act), 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

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2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Fidelity Trustees and employees; and

6. Insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

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Shareholder Information - continued

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
To Add to an Account	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

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Shareholder Information - continued

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity Advisor fund or from another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity Advisor fund or from another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity Advisor funds or from another Fidelity fund. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Advisor Systematic Investment Program.

Selling Shares

The price to sell one share of Institutional Class is the class's NAV.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

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Shareholder Information - continued

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

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Shareholder Information - continued

Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Exchange to the same class of other Fidelity Advisor funds or to another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call your investment professional or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit your investment professional to request one.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically	Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Institutional Class account.

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Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund or class you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund or class, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

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Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity Advisor fund.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Institutional Class account to you or to your bank checking account.
Minimum $100	Maximum $50,000	Frequency Monthly, quarterly, or semi-annually

Procedures

  Accounts with a value of $10,000 or more in Institutional Class shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.

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Other Features. The following other feature is also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Policies

The following policies applies to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Prospectus

Shareholder Information - continued

If your account balance falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in December and February.

Earning Dividends

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation begin to earn dividends on the day the Fund receives payment for those shares. Shares purchased through an investment professional by any other method begin to earn dividends on the first business day following the day the Fund receives payment. If you purchase your shares directly from the Fund by check or wire, those shares begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Security Clearing Corporation earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional earn dividends until, but not including, the first business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for Institutional Class's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

Prospectus

Shareholder Information - continued

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity Advisor fund or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Shareholder Information - continued

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Advisor Emerging Markets Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of January 31, 2001, FMR and its affliate, FMR Co., Inc. (FMRC), had approximately $612 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2000, FIIA had approximately $6.5 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for the fund. As of September 28, 2000, FIIA(U.K.)L had approximately $4.1 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FMRC serves as a sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund.

John Carlson is vice president and manager of Advisor Emerging Markets Income which he has managed since June 1995. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

Prospectus

Fund Services - continued

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2000, the group fee rate was 0.1268%. The individual fund fee rate is 0.55%.

The total management fee for the fiscal year ended December 31, 2000, was 0.68% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class's shares.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.

Prospectus

Fund Services - continued

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.620	$ 7.740	$ 11.060	$ 11.650	$ 9.280
Income from Investment Operations
Net investment income B	.928	.837	.931	.860	.786
Net realized and unrealized gain (loss)	.392	1.868	(3.229)	1.008	2.779
Total from investment operations	1.320	2.705	(2.298)	1.868	3.565
Less Distributions
From net investment income	(.972)	(.825)	(.846)	(.998)	(.785)
In excess of net investment income	(.218)	--	--	--	--
From net realized gain	--	--	--	(1.460)	(.410)
Return of capital	--	--	(.176)	--	--
Total distributions	(1.190)	(.825)	(1.022)	(2.458)	(1.195)
Net asset value, end of period	$ 9.750	$ 9.620	$ 7.740	$ 11.060	$ 11.650
Total ReturnA	14.11%	36.59%	(21.75)%	16.84%	40.21%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,754	$ 5,778	$ 1,434	$ 1,320	$ 2,639
Ratio of expenses to average net assets	1.12%	1.14%	1.25% C	1.25%C	1.25%C
Ratio of expenses to average net assets after expense reductions	1.11%D	1.13%D	1.24%D	1.23%D	1.25%
Ratio of net investment income to average net assets	9.27%	9.83%	10.02%	6.85%	7.46%
Portfolio turnover rate	293%	275%	514%	660%	410%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3855

Fidelity, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

1.728611.102 EMII-pro-0301

FIDELITY® ADVISOR EMERGING MARKETS INCOME FUND

A Fund of Fidelity Advisor Series VIII

FIDELITY ADVISOR STRATEGIC INCOME FUND

A Fund of Fidelity Advisor Series II

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2001

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus, dated March 1, 2001, or an annual report, please call Fidelity at 1-888-622-3175.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Canada	<Click Here>
Special Considerations Regarding Europe	<Click Here>
Special Considerations Regarding Japan	<Click Here>
Special Considerations Regarding Asia Pacific Region (ex Japan)	<Click Here>
Special Considerations Regarding Latin America	<Click Here>
Special Considerations Regarding Russia	<Click Here>
Special Considerations Regarding Africa	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Additional Purchase, Exchange and Redemption Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

ACOM12-ptb-0301
1.730177.101

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Advisor Emerging Markets Income Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

For purposes of normally investing at least 65% of the fund's total assets in debt securities of issuers in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

Investment Limitations of Advisor Strategic Income Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

Central Money Market Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Not Considered to Be Emerging. As of December 31, 2000, the following countries and markets are not considered to be emerging: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets;supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's®, or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

Issuer Location. FMR determines where an issuer is located by considering various factors. The issuer of a security is considered to be located in a particular country or market if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country or market;(3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country; or (4) a third party has included the security in an index representative of that country or market.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Temporary Defensive Policies. Advisor Emerging Markets Income reserves the right to invest without limitation in U.S. securities for temporary, defensive purposes.

Advisor Strategic Income reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

Currency. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. On June 19, 2000, Greece's application for membership in the EMU was accepted by the EU Council of Ministers. This action will expand the number of members of the EU's single currency area from eleven to twelve, effective January 1, 2001.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency. The result of this vote has likely set back the plans of the Prime Ministers of Sweden and The United Kingdom to place a similar referendum on euro membership before their voters. Similarly, the Danish vote has been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the weakened currency.

Political. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the eurorisk being left farther behind.

Foreign Trade. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in 1999 and the first ten months of 2000, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan's bubble economy collapsed a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past three years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Natural Disasters. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Economic. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

Currency.Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

Natural Disasters. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

Political. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed.

Social Unrest. While recent reforms have begun to improve living conditions of many of the region's populations, Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have been slow to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

Economic. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

Foreign Trade. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

Currency.As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

Sovereign Debt. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

Natural Resources Dependency. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

Natural Disasters. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

Financial Reporting Standards. Local rules governing local financial reporting have become more strict in recent years and many companies have gained listing on the New York Stock Exchange or NASDAQ which requires compliance with U.S. reporting standards. Nevertheless, rules for disclosing financial information by companies listed on local exchanges are less stringent than those of the U.S., which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

SPECIAL CONSIDERATIONS REGARDING AFRICA

Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 2,041 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

South Africa. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 20th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Securities may be purchased from underwriters at prices that include underwriting fees.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

Each fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for a fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher commissions, FMR will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2000 and 1999, the portfolio turnover rates were 293% and 275%, respectively, for Advisor Emerging Markets Income and 99% and 146%, respectively, for Advisor Strategic Income.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. The following tables show the brokerage commissions paid by each fund. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.

The following table shows the total amount of brokerage commissions paid by each fund.

	Fiscal Year Ended	Total Amount Paid
Advisor Emerging Markets Income	December 31
2000		$ 8,435
1999		19,787
1998		12,785
Advisor Strategic Income
2000	December 31	$ 1,127
1999		677
1998		0

The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended 2000.

	Fiscal Year Ended 2000	$ Amount of Commissions Paid to Firms for Providing Research Services*	$ Amount of Brokerage Transactions Involved*
Advisor Emerging Markets Income	December 31	$ 8,435	$ 7,464,111
Advisor Strategic Income	December 31	$ 931	$ 2,114,662

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's net asset value per share (NAV) is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Yield Calculations. Yields for a class are computed by dividing a class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV or offering price, as applicable, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.

Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.

In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a class's maximum sales charge. Excluding a class's sales charge from a return calculation produces a higher return figure. Returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

Historical Fund Results. The following table shows each class's yield and returns for the fiscal periods ended December 31, 2000.

Class A and Class T have a maximum front-end sales charge of 4.75% and 3.50%, respectively, which is included in the yield and average annual and cumulative returns. Class B and Class C have a maximum CDSC of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns.

Class A, Class T, Class B, and Class C have a 12b-1 fee of 0.15%, 0.25%, 0.90%, and 1.00%, respectively, which is included in the yield and average annual and cumulative returns.

		Average Annual Returns[1]			Cumulative Returns1
	Thirty-Day Yield	One Year	Five Years	Life of Fund*	One Year	Five Years	Life of Fund*
Advisor Emerging Markets Income - Class A	10.98%	8.29%	13.54%	11.25%	8.29%	88.70%	106.87%
Advisor Emerging Markets Income - Class T	11.12%	9.67%	13.77%	11.42%	9.67%	90.57%	108.92%
Advisor Emerging Markets Income - Class B	10.90%	7.83%	13.59%	11.29%	7.83%	89.13%	107.31%
Advisor Emerging Markets Income - Class C	10.66%	11.84%	13.83%	11.28%	11.84%	91.08%	107.25%
Advisor Emerging Markets Income - Institutional Class	12.00%	14.11%	14.85%	12.21%	14.11%	99.81%	119.31%
Advisor Strategic Income - Class A	7.72%	-1.34%	5.74%	8.09%	-1.34%	32.18%	61.57%
Advisor Strategic Income - Class T	7.75%	-0.20%	5.98%	8.29%	-0.20%	33.70%	63.43%
Advisor Strategic Income - Class B	7.36%	-2.10%	5.76%	8.21%	-2.10%	32.32%	62.71%
Advisor Strategic Income - Class C	7.30%	1.77%	5.95%	8.12%	1.77%	33.48%	61.88%
Advisor Strategic Income - Institutional Class	8.29%	3.76%	6.93%	9.13%	3.76%	39.81%	71.44%

* From March 10, 1994 (commencement of operations) for Advisor Emerging Markets Income and from October 31, 1994 (commencement of operations) for Advisor Strategic Income.

1 Initial offering of Class A of each fund took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

Initial offering of Class B of Advisor Emerging Markets Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

Initial offering of Class C of Advisor Emerging Markets Income took place on November 3, 1997. Class C returns from June 30, 1994 to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns from January 1, 1996 to November 3, 1997 and prior to June 30, 1994 would have been lower.

Initial offering of Class C of Advisor Strategic Income took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns from January 1, 1996 to November 3, 1997 would have been lower.

Initial offering of Institutional Class of each fund took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 would have been higher.

Note: If FMR had not reimbursed certain class expenses during these periods, Advisor Emerging Markets Income's and Advisor Strategic Income's Class A, Class T, Class B, Class C, and Institutional Class returns would have been lower.

The following tables show the income and capital elements of each class's cumulative return. The tables compare each class's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each class's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in debt securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the life of each fund, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

During the period from March 10, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class A of Advisor Emerging Markets Income would have grown to $20,687, including the effect of Class A's maximum sales charge.

ADVISOR EMERGING MARKETS INCOME - CLASS A					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 9,344	$ 8,967	$ 2,376	$ 20,687	$ 32,344	$ 32,158	$ 11,868
1999	$ 9,220	$ 6,631	$ 2,344	$ 18,195	$ 35,584	$ 33,748	$ 11,472
1998	$ 7,410	$ 4,051	$ 1,884	$ 13,345	$ 29,398	$ 26,546	$ 11,172
1997	$ 10,592	$ 3,810	$ 2,693	$ 17,095	$ 22,864	$ 22,483	$ 10,995
1996	$ 11,163	$ 2,722	$ 787	$ 14,672	$ 17,144	$ 18,007	$ 10,811
1995	$ 8,839	$ 1,374	$ 229	$ 10,442	$ 13,943	$ 13,991	$ 10,464
1994*	$ 9,068	$ 457	$ 235	$ 9,760	$ 10,134	$ 10,233	$ 10,204

* From March 10, 1994 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Emerging Markets Income on March 10, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $9,525. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $21,584. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,701 for dividends and $2,029 for capital gain distributions. Initial offering of Class A of Advisor Emerging Markets Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

During the period from March 10, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class T of Advisor Emerging Markets Income would have grown to $20,892, including the effect of Class T's maximum sales charge.

ADVISOR EMERGING MARKETS INCOME - CLASS T					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 9,457	$ 9,029	$ 2,406	$ 20,892	$ 32,344	$ 32,158	$ 11,868
1999	$ 9,332	$ 6,678	$ 2,374	$ 18,384	$ 35,584	$ 33,748	$ 11,472
1998	$ 7,498	$ 4,078	$ 1,908	$ 13,484	$ 29,398	$ 26,546	$ 11,172
1997	$ 10,721	$ 3,853	$ 2,728	$ 17,302	$ 22,864	$ 22,483	$ 10,995
1996	$ 11,300	$ 2,757	$ 797	$ 14,854	$ 17,144	$ 18,007	$ 10,811
1995	$ 8,955	$ 1,392	$ 232	$ 10,579	$ 13,943	$ 13,991	$ 10,464
1994*	$ 9,187	$ 463	$ 238	$ 9,888	$ 10,134	$ 10,233	$ 10,204

* From March 10, 1994 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Emerging Markets Income on March 10, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $9,650. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $21,686. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,752 for dividends and $2,055 for capital gain distributions.

During the period from March 10, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class B of Advisor Emerging Markets Income would have grown to $20,731.

ADVISOR EMERGING MARKETS INCOME - CLASS B					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 9,850	$ 8,439	$ 2,442	$ 20,731	$ 32,344	$ 32,158	$ 11,868
1999	$ 9,720	$ 6,243	$ 2,410	$ 18,373	$ 35,584	$ 33,748	$ 11,472
1998	$ 7,800	$ 3,817	$ 1,934	$ 13,551	$ 29,398	$ 26,546	$ 11,172
1997	$ 11,160	$ 3,594	$ 2,767	$ 17,521	$ 22,864	$ 22,483	$ 10,995
1996	$ 11,750	$ 2,577	$ 816	$ 15,143	$ 17,144	$ 18,007	$ 10,811
1995	$ 9,300	$ 1,306	$ 240	$ 10,846	$ 13,943	$ 13,991	$ 10,464
1994*	$ 9,520	$ 430	$ 246	$ 10,196	$ 10,134	$ 10,233	$ 10,204

* From March 10, 1994 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Emerging Markets Income on March 10, 1994, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $21,115. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,501 for dividends and $2,130 for capital gain distributions. Initial offering of Class B of Advisor Emerging Markets Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

During the period from March 10, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class C of Advisor Emerging Markets Income would have grown to $20,725.

ADVISOR EMERGING MARKETS INCOME - CLASS C					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 9,872	$ 8,399	$ 2,454	$ 20,725	$ 32,344	$ 32,158	$ 11,868
1999	$ 9,732	$ 6,215	$ 2,420	$ 18,367	$ 35,584	$ 33,748	$ 11,472
1998	$ 7,816	$ 3,815	$ 1,943	$ 13,574	$ 29,398	$ 26,546	$ 11,172
1997	$ 11,146	$ 3,590	$ 2,771	$ 17,507	$ 22,864	$ 22,483	$ 10,995
1996	$ 11,750	$ 2,577	$ 816	$ 15,143	$ 17,144	$ 18,007	$ 10,811
1995	$ 9,300	$ 1,306	$ 240	$ 10,846	$ 13,943	$ 13,991	$ 10,464
1994*	$ 9,520	$ 430	$ 246	$ 10,196	$ 10,134	$ 10,233	$ 10,204

* From March 10, 1994 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Emerging Markets Income on March 10, 1994, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $21,067. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,474 for dividends and $2,134 for capital gain distributions. Initial offering of Class C of Advisor Emerging Markets Income took place on November 3, 1997. Class C returns from June 30, 1994 to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, returns from January 1, 1996 to November 3, 1997 and prior to June 30, 1994 would have been lower.

During the period from March 10, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Institutional Class of Advisor Emerging Markets Income would have grown to $21,931.

ADVISOR EMERGING MARKETS INCOME - INSTITUTIONAL CLASS					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 9,750	$ 9,676	$ 2,505	$ 21,931	$ 32,344	$ 32,158	$ 11,868
1999	$ 9,620	$ 7,127	$ 2,472	$ 19,219	$ 35,584	$ 33,748	$ 11,472
1998	$ 7,740	$ 4,341	$ 1,989	$ 14,070	$ 29,398	$ 26,546	$ 11,172
1997	$ 11,060	$ 4,079	$ 2,842	$ 17,981	$ 22,864	$ 22,483	$ 10,995
1996	$ 11,650	$ 2,912	$ 827	$ 15,389	$ 17,144	$ 18,007	$ 10,811
1995	$ 9,280	$ 1,455	$ 241	$ 10,976	$ 13,943	$ 13,991	$ 10,464
1994*	$ 9,520	$ 480	$ 247	$ 10,247	$ 10,134	$ 10,233	$ 10,204

* From March 10, 1994 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Emerging Markets Income on March 10, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,456. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $6,111 for dividends and $2,130 for capital gain distributions. Initial offering of Institutional Class of Advisor Emerging Markets Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 would have been higher.

During the period from October 31, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class A of Advisor Strategic Income would have grown to $16,157, including the effect of Class A's maximum sales charge.

ADVISOR STRATEGIC INCOME - CLASS A					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 9,639	$ 5,504	$ 1,014	$ 16,157	$ 31,209	$ 30,975	$ 11,645
1999	$ 9,973	$ 4,576	$ 1,049	$ 15,598	$ 34,335	$ 32,507	$ 11,258
1998	$ 10,058	$ 3,582	$ 1,058	$ 14,698	$ 28,366	$ 25,570	$ 10,963
1997	$ 10,563	$ 2,768	$ 1,025	$ 14,356	$ 22,061	$ 21,656	$ 10,789
1996	$ 10,716	$ 1,846	$ 579	$ 13,141	$ 16,542	$ 17,344	$ 10,609
1995	$ 10,478	$ 928	$ 237	$ 11,643	$ 13,453	$ 13,476	$ 10,268
1994*	$ 9,449	$ 93	$ 0	$ 9,542	$ 9,779	$ 9,857	$ 10,013

* From October 31, 1994 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class A of Advisor Strategic Income on October 31, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class A shares was $9,525. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,944. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,427 for dividends and $914 for capital gain distributions. Initial offering of Class A of Advisor Strategic Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

During the period from October 31, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class T of Advisor Strategic Income would have grown to $16,343, including the effect of Class T's maximum sales charge.

ADVISOR STRATEGIC INCOME - CLASS T					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 9,756	$ 5,560	$ 1,027	$ 16,343	$ 31,209	$ 30,975	$ 11,645
1999	$ 10,104	$ 4,636	$ 1,063	$ 15,803	$ 34,335	$ 32,507	$ 11,258
1998	$ 10,181	$ 3,636	$ 1,071	$ 14,888	$ 28,366	$ 25,570	$ 10,963
1997	$ 10,702	$ 2,817	$ 1,039	$ 14,558	$ 22,061	$ 21,656	$ 10,789
1996	$ 10,856	$ 1,874	$ 586	$ 13,316	$ 16,542	$ 17,344	$ 10,609
1995	$ 10,615	$ 941	$ 240	$ 11,796	$ 13,453	$ 13,476	$ 10,268
1994*	$ 9,573	$ 94	$ 0	$ 9,667	$ 9,779	$ 9,857	$ 10,013

* From October 31, 1994 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class T of Advisor Strategic Income on October 31, 1994, assuming the maximum sales charge had been in effect, the net amount invested in Class T shares was $9,650. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,024. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,478 for dividends and $926 for capital gain distributions.

During the period from October 31, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class B of Advisor Strategic Income would have grown to $16,271.

ADVISOR STRATEGIC INCOME - CLASS B					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,130	$ 5,093	$ 1,048	$ 16,271	$ 31,209	$ 30,975	$ 11,645
1999	$ 10,490	$ 4,263	$ 1,085	$ 15,838	$ 34,335	$ 32,507	$ 11,258
1998	$ 10,570	$ 3,356	$ 1,093	$ 15,019	$ 28,366	$ 25,570	$ 10,963
1997	$ 11,100	$ 2,610	$ 1,060	$ 14,770	$ 22,061	$ 21,656	$ 10,789
1996	$ 11,260	$ 1,739	$ 601	$ 13,600	$ 16,542	$ 17,344	$ 10,609
1995	$ 11,010	$ 871	$ 247	$ 12,128	$ 13,453	$ 13,476	$ 10,268
1994*	$ 9,910	$ 84	$ 0	$ 9,994	$ 9,779	$ 9,857	$ 10,013

* From October 31, 1994 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class B of Advisor Strategic Income on October 31, 1994, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,549. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,193 for dividends and $960 for capital gain distributions.

During the period from October 31, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Class C of Advisor Strategic Income would have grown to $16,188.

ADVISOR STRATEGIC INCOME - CLASS C					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,128	$ 5,012	$ 1,048	$ 16,188	$ 31,209	$ 30,975	$ 11,645
1999	$ 10,478	$ 4,195	$ 1,084	$ 15,757	$ 34,335	$ 32,507	$ 11,258
1998	$ 10,569	$ 3,307	$ 1,094	$ 14,970	$ 28,366	$ 25,570	$ 10,963
1997	$ 11,099	$ 2,603	$ 1,060	$ 14,762	$ 22,061	$ 21,656	$ 10,789
1996	$ 11,260	$ 1,739	$ 601	$ 13,600	$ 16,542	$ 17,344	$ 10,609
1995	$ 11,010	$ 871	$ 247	$ 12,128	$ 13,453	$ 13,476	$ 10,268
1994*	$ 9,910	$ 84	$ 0	$ 9,994	$ 9,779	$ 9,857	$ 10,013

* From October 31, 1994 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Class C of Advisor Strategic Income on October 31, 1994, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,464. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,139 for dividends and $961 for capital gain distributions. Initial offering of Class C of Advisor Strategic Income took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns from January 1, 1996 to November 3, 1997 would have been lower.

During the period from October 31, 1994 (commencement of operations) to December 31, 2000, a hypothetical $10,000 investment in Institutional Class of Advisor Strategic Income would have grown to $17,144.

ADVISOR STRATEGIC INCOME - INSTITUTIONAL CLASS					INDEXES
Fiscal Year Ended December 31	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,180	$ 5,896	$ 1,068	$ 17,144	$ 31,209	$ 30,975	$ 11,645
1999	$ 10,530	$ 4,888	$ 1,104	$ 16,522	$ 34,335	$ 32,507	$ 11,258
1998	$ 10,610	$ 3,813	$ 1,113	$ 15,535	$ 28,366	$ 25,570	$ 10,963
1997	$ 11,140	$ 2,941	$ 1,077	$ 15,158	$ 22,061	$ 21,656	$ 10,789
1996	$ 11,300	$ 1,952	$ 609	$ 13,861	$ 16,542	$ 17,344	$ 10,609
1995	$ 11,030	$ 983	$ 249	$ 12,262	$ 13,453	$ 13,476	$ 10,268
1994*	$ 9,920	$ 97	$ 0	$ 10,017	$ 9,779	$ 9,857	$ 10,013

* From October 31, 1994 (commencement of operations).

Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Advisor Strategic Income on October 31, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,405. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,720 for dividends and $960 for capital gain distributions. Initial offering of Institutional Class of Advisor Strategic Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class T's 12b-1 fee had not been reflected, returns prior to July 3, 1995 would have been higher.

INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND
NATIONAL STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the Morgan Stanley Capital International database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 2000. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

Market Capitalization. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $10.6 billion in 1999 to $10.9 billion in 2000.

The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of each market is measured in billions of U.S. dollars as of December 31, 2000.

Total Market Capitalization
Australia	$ 263.6	Japan	$ 2,268.5
Austria	$ 24.7	Malaysia	$ 65.4
Belgium	$ 88.4	Netherlands	$ 518.3
Canada	$ 520.5	Norway	$ 42.4
Denmark	$ 87.4	Singapore	$ 90.6
France	$ 1,111.7	Spain	$ 264.9
Germany	$ 829.9	Sweden	$ 272.8
Hong Kong	$ 200.7	Switzerland	$ 679.1
Italy	$ 474.2	United Kingdom	$ 2,096.7
		United States	$ 10,860.3

The following table measures the total market capitalization of Latin American countries according to the Morgan Stanley Capital International database. The value of each market is measured in billions of U.S. dollars as of December 31, 2000.

Total Market Capitalization - Latin America
Argentina	$ 14.5
Brazil	$ 124.8
Chile	$ 31.7
Colombia	$ 2.7
Mexico	$ 96.5
Venezuela	$ 4.6
Peru	$ 3.1
Total Latin America	$ 277.9

National Stock Market Performance. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 2000. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

Stock Market Performance Measured in U.S. Dollars
Australia	-6.86%	Japan	-21.80%
Austria	-8.45%	Malaysia	-14.59%
Belgium	-12.37%	Netherlands	-0.80%
Canada	10.60%	Norway	3.74%
Denmark	21.62%	Singapore	-24.88%
France	-0.92%	Spain	-15.21%
Germany	-10.00%	Sweden	-17.13%
Hong Kong	-6.46%	Switzerland	9.03%
Italy	1.44%	United Kingdom	-7.72%
		United States	-2.85%

Stock Market Performance Measured in Local Currency
Australia	9.68%	Japan	-12.75%
Austria	-2.26%	Malaysia	-14.59%
Belgium	-6.45%	Netherlands	5.91%
Canada	14.47%	Norway	13.82%
Denmark	30.23%	Singapore	-21.83%
France	5.78%	Spain	-9.47%
Germany	-3.91%	Sweden	-8.47%
Hong Kong	-6.15%	Switzerland	10.38%
Italy	8.25%	United Kingdom	-0.44%
		United States	-2.85%

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 2000.

Stock Market Performance
	Five Years Ended 2000	Ten Years Ended 2000
Germany	14.87%	13.53%
Hong Kong	13.76%	21.29%
Japan	2.37%	4.95%
Spain	22.43%	15.00%
United Kingdom	19.84%	15.73%
United States	27.93%	25.68%

Performance Comparisons. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A class's performance may also be compared to that of each index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in each index. Unlike a class's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Advisor Strategic Income may compare its performance to that of the Fidelity Strategic Income Composite Index, which is a hypothetical representation of the performance of the fund's general investment categories according to their respective weightings in the fund's neutral mix. The Fidelity Strategic Income Composite Index represents Advisor Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Fidelity Strategic Income Composite Index: Merrill Lynch High Yield Master II Index for the high yield category, Lehman Brothers Government Bond Index for the U.S. Government and investment grade category, Salomon Smith Barney Non-U.S. Dollar World Government Bond Index for the foreign developed markets category, and J.P. Morgan Emerging Markets Bond Index Global for the emerging markets category. The index weightings of the Fidelity Strategic Income Composite Index are rebalanced monthly.

Advisor Strategic Income may compare its performance to that of the Merrill Lynch High Yield Master II Index, a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

Advisor Strategic Income may compare its performance to that of the Lehman Brothers Government Bond Index, a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

Advisor Strategic Income may compare its performance to that of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, a market value-weighted index that is designed to reflect the performance of 16 world government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of one year or more.

Each of Advisor Emerging Markets Income and Advisor Strategic Income may compare its performance to that of the J.P. Morgan Emerging Markets Bond Index Global, a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities. The index currently covers 27 emerging markets countries. Issues included in the index must have an outstanding par value of at least $500 million (U.S. dollars) and at least 2 1/2 years to maturity at the time they are added to the index.

A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.

Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

Each fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.

A class may present its fund number, Quotron® number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

Volatility. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31, 2000, FMR advised over $40 billion in municipal fund assets, $156 billion in taxable fixed-income fund assets, $164 billion in money market fund assets, $582 billion in equity fund assets, $16 billion in international fund assets, and $44 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, each class of a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing debt and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Pursuant to Rule 22d-1 under the 1940 Act, Fidelity Distributors Corporation (FDC) exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's and Class T's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

Class A Shares Only

1. to shares purchased for an employee benefit plan (as defined in the Employee Retirement Income Security Act) (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program with at least $25 million or more in plan assets;

2. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection do not qualify for this waiver;

4. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs and accounts managed by third parties do not qualify for this waiver;

6. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. to shares purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals; or

10. to shares purchased by the Fidelity Investments Charitable Gift Fund.

A sales load waiver form must accompany these transactions.

Class T Shares Only

1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program;

6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge (CDSC);

9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

14. to shares purchased by the Fidelity Investments Charitable Gift Fund.

A sales load waiver form must accompany these transactions.

Class B and Class C Shares Only

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program; or

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

A waiver form must accompany these transactions.

Institutional Class Shares Only

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or FIL or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; and

6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

Class A and Class T Shares Only

Special Purchase Shares. Certain Class A and Class T shares may be subject to a CDSC of 0.25% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption. These shares, referred to in this SAI as "Special Purchase Shares," are Class A and Class T shares sold by investment professionals who receive a finder's fee from FDC equal to 0.25% of their purchase amount.

For all funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Except as provided below, investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class A shares of all funds made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent;" and an incremental load waived trade toward an investor's $1 million "Letter of Intent."

Except as provided below, investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class T shares of all funds made through broker-dealers and banks: an individual trade of $1 million or more; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."

For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or (ii) by the Fidelity Investments Charitable Gift Fund, will not be considered.

The CDSC will be assessed on Special Purchase Shares if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. Shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC.

To determine the applicability of the CDSC, Class A, Class T, or Daily Money Class shares representing reinvested dividends and capital gains will be redeemed first, followed by Special Purchase Shares that have been held for the longest period of time. Special Purchase Shares held for less than one year will be redeemed last.

Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

The CDSC on Special Purchase Shares will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPS and plans covering a sole proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

A waiver form must accompany these transactions.

Class A and Class T Shares Only

Combined Purchase, Rights of Accumulation and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase, Rights of Accumulation or Letter of Intent program: an individual, spouse and their children under age 21 purchasing for his/her or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one investment professional.

Rights of Accumulation. The current value of your holdings is determined at the NAV at the close of business on the day you purchase the Class A or Class T shares to which the current value of your holdings will be added. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one investment professional.

Letter of Intent. You must file your Letter of Intent (Letter) with Fidelity within 90 days of the start of your purchases toward completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one investment professional. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Class A and Class T shares acquired through an employee benefit plan, a Traditional IRA, a Roth IRA, a rollover IRA, a 403(b) program, or a plan covering a sole proprietor (formerly Keogh/H.R. 10 plan) will be included for purposes of completing your Letter but may not be used to meet the initial investment minimum of 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

All Classes

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of December 31, 2000, Advisor Emerging Markets Income had an aggregate capital loss carryforward of approximately $16,438,000. This loss carryforward, of which $12,498,000 and $3,940,000 will expire on December 31, 2006 and 2007, respectively is available to offset future capital gains.

As of December 31, 2000, Advisor Strategic Income had an aggregate capital loss carryforward of approximately $14,939,000. This loss carryforward, of which $10,864,000 and $4,075,000 will expire on December 31, 2007 and 2008, respectively is available to offset future capital gains.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trusts or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Strategic Income Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Advisor Series VIII and Fidelity Advisor Series II, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (39), Member of the Advisory Board of Fidelity Advisor Series VIII and Fidelity Advisor Series II (1999), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR (1997) and Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (69), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (68), Trustee, is Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (global communications equipment). He is also Co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

WILLIAM O. McCOY (67), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of TeraGlobal Communications Corporation (integrated voice, video and data networking, 1999), Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Fidelity Advisor Emerging Markets Income Fund (1997) and Fidelity Advisor Strategic Income Fund (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board of Fidelity Advisor Series VIII and Fidelity Advisor Series II (2000). Mr Stavropolous also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advise by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

ROBERT A. LAWRENCE (48) is Vice President of Fidelity Advisor Emerging Markets Income Fund (2000) and Fidelity Advisor Strategic Income Fund (2000). Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR (1993).

JOHN H. CARLSON (50) is Vice President of Fidelity Advisor Emerging Markets Income Fund (1996), Fidelity Advisor Strategic Income Fund (1995), and other funds advised by FMR. Prior to joining Fidelity in 1995, Mr. Carlson spent three years with Lehman Brothers as executive director of emerging markets in London and senior vice president and head trader at Lehman's Latin American emerging markets fixed-income desk.

KEVIN E. GRANT (40) is Vice President of Fidelity Advisor Strategic Income Fund (1998), and other funds advised by FMR. Prior to his current responsibilities, Mr. Grant managed a variety of Fidelity funds.

IAN SPREADBURY (46) is Vice President of Fidelity Advisor Strategic Income Fund (1999), and other funds advised by FMR. Prior to joining Fidelity in 1995 as a fund manager and Director of Fixed Income, Mr. Spreadbury was a senior fund manager for Legal & General Investment Management LTD.

ERIC D. ROITER (52) is Secretary of Fidelity Advisor Emerging Markets Income Fund (1998) and Fidelity Advisor Strategic Income Fund (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Fidelity Advisor Emerging Markets Income Fund (2000) and Fidelity Advisor Strategic Income Fund (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (42) is Deputy Treasurer of Fidelity Advisor Emerging Markets Income Fund (2000) and Fidelity Advisor Strategic Income Fund (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

JOHN H. COSTELLO (54) is Assistant Treasurer of Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Strategic Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Fidelity Advisor Emerging Markets Income Fund (2000) and Fidelity Advisor Strategic Income Fund (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2000.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook**	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk	Marie L. Knowles ***
Advisor Emerging Markets IncomeB	$ 0	$ 0	$ 20	$ 24	$ 24	$ 24	$ 24	$ 12
Advisor Strategic IncomeB	$ 0	$ 0	$ 76	$ 91	$ 92	$ 91	$ 91	$ 47
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 258,000	$ 130,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *****	Robert C. Pozen*	William S. Stavropoulos ****	Thomas R. Williams *****
Advisor Emerging Markets IncomeB	$ 24	$ 0	$ 24	$ 24	$ 30	$ 0	$ 4	$ 23
Advisor Strategic IncomeB	$ 91	$ 0	$ 92	$ 91	$ 113	$ 0	$ 15	$ 88
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested Trustees and Interested Advisory Board Members are compensated by FMR.

** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

*** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

**** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board of Fidelity Advisor Series VIII and Fidelity Advisor Series II.

***** Messrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of December 31, 2000, approximately 9.20% of Advisor Strategic Income's total outstanding shares was held byan FMR affiliate. FMR Corp. is the ultimate parent company of this FMR affiliate. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page <Click Here>, Mr. Edward C. Johnson 3d, Trustee and President of the funds, and Ms. Abigail P. Johnson, Member of the Advisory Board of Fidelity Advisor Series VIII and Fidelity Advisor Series II, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of Advisor Strategic Income's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% ofeach fund's total outstanding shares.

As of December 31, 2000, the following owned of record or beneficially 5% or more of each class's outstanding shares:

Advisor Emerging Markets Income: Class A: MONY Securities Corporation, New York, NY (8.48%); SunAmerica, New York, NY (5.50%); Reliastar Financial Corporation (5.39%); The Equitable, New York, NY (5.26%).

Advisor Emerging Markets Income: Class T: Charles Schwab & Co., Inc., San Francisco, CA (5.34%).

Advisor Emerging Markets Income: Class C: Prudential, New York, NY (13.09%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (9.03%); ING America Life Group, Denver, CO ( 7.97%); Prime Financial Services, Inc., Poughkeepsie, NY (7.10%); LPL Financial Services, Inc., San Diego, CA (5.26%).

Advisor Emerging Markets Income: Institutional Class: Charles Schwab & Co., Inc., San Francisco, CA (67.65%); Charter Oak Asset Management, Inc., Chesire, CT (6.13%).

Advisor Strategic Income: Class A: Fleet Financial Group Inc., New York, NY (7.61%).

Advisor Strategic Income: Class T: Fidelity Investment Advisor Group (FIAG), Boston, MA (14.95%); SunAmerica, New York, NY (6.04%).

Advisor Strategic Income: Class B: Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (7.98%).

Advisor Strategic Income: Class C: Citigroup, Inc., New York, NY (7.73%); First Allied Securities, San Diego, CA (5.80%), Allmerica Financial Corp., Worcester, MA (5.34%).

Advisor Strategic Income: Institutional Class: Waukesha State Bank, Waukesha, WI (21.73%); Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL (6.64%); Investment Planners,Inc., Decatur, IL (6.46%); Aetna Inc., Torrance, CA (6.46%).

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FIMM, FMR U.K., FMR Far East and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

The funds, FMR, FIMM, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L, and FDC have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $823 billion of group net assets - the approximate level for December 2000 - was 0.1268%, which is the weighted average of the respective fee rates for each level of group net assets up to $823 billion.

Advisor Emerging Markets Income's and Advisor Strategic Income's individual fund fee rates are 0.55% and 0.45%, respectively. Based on the average group net assets of the funds advised by FMR for December 2000, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Advisor Emerging Markets Income	0.1268%	+	0.55%	=	0.6768%
Advisor Strategic Income	0.1268%	+	0.45%	=	0.5768%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Management Fees Paid to FMR
Advisor Emerging Markets Income	2000	$ 567,446
	1999	$ 511,880
	1998	$ 665,704
Advisor Strategic Income	2000	$ 1,841,312
	1999	$ 1,767,669
	1998	$ 1,461,994

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

Sub-Adviser-FIMM. On behalf of Advisor Strategic Income Fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing certain types of investments for the fund.

Under the terms of the sub-advisory agreement for Advisor Strategic Income, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of Advisor Strategic Income, for the fiscal years ended December 31, 2000 and 1999, FMR paid FIMM fees of $272,020 and $219,954, respectively.

Sub-Adviser-FMRC.On behalf of Advisor Emerging Markets Income, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing investments for the fund. On behalf of Advisor Strategic Income, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing certain types of investments for the fund.

Under the terms of the sub-advisory agreement for Advisor Emerging Markets Income, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with the fund. Under the terms of the sub-advisory agreement for Advisor Strategic Income, FMR pays FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Sub-Advisers-FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. On behalf of each fund, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

On behalf of each fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$500 million	0.23%
$500 million	-	$1 billion	0.20%
over		$1 billion	0.17%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.20%
$200 million	-	$500 million	0.17%
over		$500 million	0.15%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

For investment advice and research services, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, or FIJ on behalf of the funds for the past three fiscal years.

Currently, FIIA(U.K.)L is primarily responsible for choosing certain types of investments for Advisor Strategic Income.

For discretionary investment management and execution of portfolio transactions, fees paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, or FIJ on behalf of Advisor Strategic Income for the past three fiscal years are shown in the table below.

	Fiscal Year Ended December 31	FMR U.K.	FMR Far East	FIIAA	FIIA(U.K.)LB	FIJ
Advisor Strategic Income	2000	$ 0	$ 0	$ 99,788	$ 49,985	$ 0
	1999	$ 0	$ 0	$ 99,344	$ 33,170	$ 0
	1998	$ 0	$ 0	$ 0	$ 0	$ 0

A Prior to August 1, 1999, FMR paid FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

B Prior to July 1, 2000, FIIA paid FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

No fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, or FIJ on behalf of Advisor Emerging Markets Income for the past three fiscal years.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the table below.

		Sales Charge Revenue		CDSC Revenue
	Fiscal Year Ended	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Advisor Emerging Markets Income - Class A	December 31, 2000	$ 18,740	$ 4,266	$ 497	$ 497
	December 31, 1999	$ 6,995	$ 2,324	$ 0	$ 0
	December 31, 1998	$ 26,332	$ 8,219	$ 0	$ 0
Advisor Emerging Markets Income - Class T	December 31, 2000	$ 30,964	$ 9,259	$ 10	$ 10
	December 31, 1999	$ 27,586	$ 8,961	$ 4,675	$ 4,675
	December 31, 1998	$ 61,537	$ 20,587	$ 0	$ 0
Advisor Emerging Markets Income - Class B	December 31, 2000	--	--	$ 55,239	$ 55,239
	December 31, 1999	--	--	$ 64,093	$ 64,093
	December 31, 1998	--	--	$ 71,458	$ 71,458
Advisor Emerging Markets Income - Class C	December 31, 2000	--	--	$ 1,514	$ 1,514
	December 31, 1999	--	--	$ 1,717	$ 1,717
	December 31, 1998	--	--	$ 2,699	$ 2,699
Advisor Strategic Income - Class A	December 31, 2000	$ 77,007	$ 27,609	--	--
	December 31, 1999	$ 74,145	$ 21,005	$ 0	$ 0
	December 31, 1998	$ 97,601	$ 25,922	$ 0	$ 0
Advisor Strategic Income - Class T	December 31, 2000	$ 118,366	$ 37,229	$ 700	$ 700
	December 31, 1999	$ 175,396	$ 59,061	$ 70	$ 70
	December 31, 1998	$ 269,192	$ 76,233	$ 0	$ 0
Advisor Strategic Income - Class B	December 31, 2000	--	--	$ 251,991	$ 251,991
	December 31, 1999	--	--	$ 253,862	$ 253,862
	December 31, 1998	--	--	$ 140,845	$ 140,845
Advisor Strategic Income - Class C	December 31, 2000	--	--	$ 4,286	$ 4,286
	December 31, 1999	--	--	$ 10,430	$ 10,430
	December 31, 1998	--	--	$ 9,131	$ 9,131

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Pursuant to the Class A Plan for each fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.40% of Class A's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class A of each of Advisor Emerging Markets Income and Advisor Strategic Income at an annual rate of 0.15% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class A for providing services intended to result in the sale of Class A shares and/or shareholder support services.

Pursuant to the Class T Plan for each fund, FDC is paid a monthly 12b-1 fee at an annual rate of up to 0.40% of Class T's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 fee for Class T of each of Advisor Emerging Markets Income and Advisor Strategic Income at an annual rate of 0.25% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Class T for providing services intended to result in the sale of Class T shares and/or shareholder support services.

Pursuant to the Class B Plan for each fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of up to 0.75% of Class B's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a monthly 12b-1 (distribution) fee for Class B of each of Advisor Emerging Markets Income and Advisor Strategic Income at an annual rate of 0.65% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the class to do so.

Pursuant to the Class B Plan for each fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets determined at the close of business on each day throughout the month.

Currently, FDC retains the full amount of 12b-1 (distribution) fees paid by Class B as compensation for providing services intended to result in the sale of Class B shares, and FDC may reallow up to the full amount of 12b-1 (service) fees paid by Class B to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Pursuant to the Class C Plan for each fund, FDC is paid a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of Class C's average net assets determined at the close of business on each day throughout the month.

Pursuant to the Class C Plan for each fund, FDC is also paid a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets determined at the close of business on each day throughout the month.

Currently and except as provided below, for the first year of investment, FDC retains the full amount of 12b-1 (distribution) fees paid by Class C as compensation for providing services intended to result in the sale of Class C shares and retains the full amount of 12b-1 (service) fees paid by Class C for providing shareholder support services. Normally, after the first year of investment, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by Class C to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by Class C to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by such Class C shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by such Class C shares to intermediaries, including its affiliates, for providing shareholder support services.

The table below shows the distribution fees paid by Class A for the fiscal year ended December 31, 2000.

CLASS A DISTRIBUTION FEES
	Fees Paid to FDC	Paid by FDC to Intermediaries	Retained by FDC*
Advisor Emerging Markets Income	$ 5,452	$ 5,451	$ 1
Advisor Strategic Income	$ 22,402	$ 22,402	--

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

The table below shows the distribution fees paid by Class T for the fiscal year ended December 31, 2000.

CLASS T DISTRIBUTION FEES
	Fees Paid to FDC	Paid by FDC to Intermediaries	Retained by FDC*
Advisor Emerging Markets Income	$ 128,107	$ 120,860	$ 7,247
Advisor Strategic Income	$ 487,595	$ 484,952	$ 2,643

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

The table below shows the distribution and service fees paid by Class B for the fiscal year ended December 31, 2000.

CLASS B DISTRIBUTION AND SERVICE FEES

	Distribution Fees Paid to FDC	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC**
Advisor Emerging Markets Income	$ 128,870	$ 128,870	$ 49,565	$ 49,526	$ 39
Advisor Strategic Income	$ 555,642	$ 555,642	$ 213,709	$ 213,697	$ 12

* These amounts are retained by FDC for use in its capacity as distributor.

** Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

The table below shows the distribution and service fees paid by Class C for the fiscal year ended December 31, 2000.

CLASS C DISTRIBUTION AND SERVICE FEES

	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC**
Advisor Emerging Markets Income	$ 21,658	$ 12,815	$ 8,843	$ 7,220	$ 4,272	$ 2,948
Advisor Strategic Income	$ 153,967	$ 80,262	$ 73,705	$ 51,322	$ 26,754	$ 24,568

* These amounts are retained by FDC for use in its capacity as distributor.

** Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, each Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares of Advisor Emerging Markets Income and Advisor Strategic Income.

Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Class A, Class T, Class B, Class C, and Institutional Class Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Class A, Class T, Class B, Class C, and Institutional Class Plan gives FMR and FDC greater flexibility in connection with the distribution of Class A, Class T, Class B, Class C, and Institutional Class shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Under the terms of the agreements, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each class of each fund.

For providing transfer agency services, FIIOC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0600% of the first $500 million of average net assets, 0.0440% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund	2000	1999	1998
Advisor Emerging Markets Income	$ 60,802	$ 60,633	$ 75,433
Advisor Strategic Income	$ 195,311	$ 170,566	$ 101,938

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended December 31, 2000, 1999, and 1998, the funds did not pay FSC for securities lending.

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Advisor Emerging Markets Income Fund is a fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 22, 1983. Fidelity Advisor Strategic Income Fund is a fund of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust on April 23, 1986. Currently, there are ten funds in Fidelity Advisor Series VIII: Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund. Currently, there are nine funds in Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor Government Investment Fund, Fidelity Advisor High Income Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Municipal Income Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

For Fidelity Advisor Series VIII, the Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.

For Fidelity Advisor Series II, the Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Fidelity Advisor Series VIII or a fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Fidelity Advisor Series II or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Custodians. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York is custodian of the assets of Advisor Emerging Markets Income. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Advisor Strategic Income. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. For Advisor Emerging Markets Income, The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. For Advisor Strategic Income, the Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditors. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for Advisor Emerging Markets Income. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Advisor Strategic Income. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2000, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) (1) Amended and Restated Declaration of Trust, dated October 1, 1986, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 37.

(2) Supplement to the Declaration of Trust, dated November 29, 1990, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 37.

(3) Supplement to the Declaration of Trust, dated July 15, 1993, is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 37.

(4) Supplement to the Declaration of Trust, dated July 17, 1997, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 45.

(b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

(c) Not applicable.

(d) (1) Management Contract between Fidelity Advisor Diversified International Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 51.

(2) Management Contract between Fidelity Advisor Emerging Asia Fund and Fidelity Management & Research Company, dated January 14, 1999, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 54.

(3) Management Contract between Fidelity Advisor Emerging Markets Income Fund and Fidelity Management & Research Company, dated July 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 45.

(4) Management Contract between Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(ee) of Post-Effective Amendment No. 51.

(5) Management Contract between Fidelity Advisor Global Equity Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(y) of Post-Effective Amendment No. 51.

(6) Management Contract between Fidelity Advisor International Capital Appreciation Fund and Fidelity Management & Research Company, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 47.

(7) Management Contract between Fidelity Advisor Japan Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(jj) of Post-Effective Amendment No. 51.

(8) Management Contract between Fidelity Advisor Korea Fund and Fidelity Management & Research Company, dated May 18, 2000, is incorporated herein by reference to Exhibit d(8) of Post-Effective Amendment No. 61.

(9) Management Contract between Fidelity Advisor Latin America Fund and Fidelity Management & Research Company, dated November 19, 1998, is incorporated herein by reference to Exhibit 5(pp) of Post-Effective Amendment No. 51.

(10) Management Contract between Fidelity Advisor Overseas Fund and Fidelity Management & Research Company, dated October 31, 1997, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 46.

(11) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 51.

(12) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(u) of Post-Effective Amendment No. 51.

(13) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Diversified International Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 55.

(14) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Diversified International Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 62.

(15) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 62.

(16) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Management & Research (U.K.) Inc., dated January 14, 1999, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 54.

(17) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Management & Research (Far East) Inc., dated January 14, 1999, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 54.

(18) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 55.

(19) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 62.

(20) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62.

(21) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (U.K.) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 32.

(22) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (Far East) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.

(23) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 55.

(24) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 62.

(25) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 62.

(26) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(ff) of Post-Effective Amendment No. 51.

(27) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(gg) of Post-Effective Amendment No. 51.

(28) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 55.

(29) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 62.

(30) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 51.

(31) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 51.

(32) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Global Equity Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 55.

(33) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Global Equity Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 62.

(34) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 62.

(35) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (U.K.) Inc., dated October 16, 1997, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 47.

(36) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (Far East) Inc., dated October 16, 1997, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 47.

(37) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 55.

(38) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 62.

(39) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 62.

(40) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Japan Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(kk) of Post-Effective Amendment No. 51.

(41) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Japan Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(ll) of Post-Effective Amendment No. 51.

(42) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Japan Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 55.

(43) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Japan Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 62.

(44) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Japan Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 62.

(45) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Korea Fund, and Fidelity Management & Research (U.K.) Inc., dated May 18, 2000, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 61.

(46) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Korea Fund, and Fidelity Management & Research (Far East) Inc., dated May 18, 2000, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 61.

(47) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Korea Fund, and Fidelity International Investment Advisors, dated May 18, 2000, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 61.

(48) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Korea Fund, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 62.

(49) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Korea Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 62.

(50) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Latin America Fund, and Fidelity Management & Research (U.K.) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(qq) of Post-Effective Amendment No. 51.

(51) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Latin America Fund, and Fidelity Management & Research (Far East) Inc., dated November 19, 1998, is incorporated herein by reference to Exhibit 5(rr) of Post-Effective Amendment No. 51.

(52) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Latin America Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 55.

(53) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Latin America Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 62.

(54) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (U.K.) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 46.

(55) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (Far East) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 46.

(56) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Overseas Fund, and Fidelity International Investment Advisors, dated August 1, 1999, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 55.

(57) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Overseas Fund, and Fidelity International Investment Advisors (U.K.) Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 62.

(58) Sub-Advisory Agreement between Fidelity International Investment Advisors, on behalf of Fidelity Advisor Overseas Fund, and Fidelity Investments Japan Limited, dated July 1, 2000, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 62.

(59) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Diversified International Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(53) of Post-Effective Amendment No. 57.

(60) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Emerging Asia Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(54) of Post-Effective Amendment No. 57.

(61) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Emerging Markets Income Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(55) of Post-Effective Amendment No. 57.

(62) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Europe Capital Appreciation Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(56) of Post-Effective Amendment No. 57.

(63) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Global Equity Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(57) of Post-Effective Amendment No. 57.

(64) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor International Capital Appreciation Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(58) of Post-Effective Amendment No. 57.

(65) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Japan Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(59) of Post-Effective Amendment No. 57.

(66) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Korea Fund, dated May 18, 2000, is incorporated herein by reference to Exhibit d(66) of Post-Effective Amendment No. 61.

(67) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Latin America Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(60) of Post-Effective Amendment No. 57.

(68) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Advisor Overseas Fund, dated January 1, 2000, is incorporated herein by reference to Exhibit d(61) of Post-Effective Amendment No. 57.

(69) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Diversified International Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(69).

(70) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Asia Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(70).

(71) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Emerging Markets Income Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(71).

(72) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(72).

(73) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Global Equity Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(73).

(74) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(74).

(75) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Japan Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(75).

(76) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Korea Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit (d)(76).

(77) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Latin America Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(77).

(78) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Overseas Fund, and FMR Co., Inc., dated January 1, 2001, is filed herein as Exhibit d(78).

(e) (1) General Distribution Agreement between Fidelity Advisor Diversified International Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 51.

(2) General Distribution Agreement between Fidelity Advisor Emerging Asia Fund and Fidelity Distributors Corporation, dated January 14, 1999, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 54.

(3) General Distribution Agreement between Fidelity Advisor Emerging Markets Income Fund and Fidelity Distributors Corporation, dated January 20, 1994, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.

(4) Amendments to the General Distribution Agreement between Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.

(5) General Distribution Agreement between Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 51.

(6) General Distribution Agreement between Fidelity Advisor Global Equity Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 51.

(7) General Distribution Agreement between Fidelity Advisor International Capital Appreciation Fund and Fidelity Distributors Corporation, dated October 16, 1997, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 47.

(8) General Distribution Agreement between Fidelity Advisor Japan Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 51.

(9) General Distribution Agreement between Fidelity Advisor Korea Fund and Fidelity Distributors Corporation, dated May 18, 2000, is incorporated herein by reference to Exhibit e(9) of Post-Effective Amendment No. 61.

(10) General Distribution Agreement between Fidelity Advisor Latin America Fund and Fidelity Distributors Corporation, dated November 19, 1998, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 51.

(11) General Distribution Agreement between Fidelity Advisor Overseas Fund and Fidelity Distributors Corporation, dated October 31, 1997, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 47.

(12) Form of Bank Agency Agreement (most recently revised January 1997) is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 48.

(13) Form of Selling Dealer Agreement (most recently revised January 1997) is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 48.

(14) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January 1997) is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 48.

(f) (1) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(g) (1) Custodian Agreement, and Appendix C, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund are incorporated herein by reference to Exhibit 8(b) of Fidelity Institutional Trust's (File No. 33-15983) Post-Effective Amendment No. 22.

(2) Appendix A, dated October 31, 2000, to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Destiny Portfolio's (File No. 2-34099) Post-Effective Amendment No. 69.

(3) Appendix B, dated September 14, 2000, to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Destiny Portfolio's (File No. 2-34099) Post-Effective Amendment No. 69.

(4) Addendum, dated June 6, 2000, to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Latin America Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Destiny Portfolio's (File No. 2-34099) Post-Effective Amendment No. 69.

(5) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Korea Fund, and Fidelity Advisor Overseas Fund are incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.

(6) Appendix A, dated December 12, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Korea Fund, and Fidelity Advisor Overseas Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Financial Trust's (File No. 2-79910) Post-Effective Amendment No. 36.

(7) Appendix B, dated March 16, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Korea Fund, and Fidelity Advisor Overseas Fund is incorporated herein by reference to Exhibit (g)(7) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 69.

(8) Addendum, dated June 6, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Korea Fund, and Fidelity Advisor Overseas Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 105.

(9) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund and Fidelity Advisor Emerging Asia Fund are incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.

(10) Appendix A, dated September 18, 2000, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund and Fidelity Advisor Emerging Asia Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 80.

(11) Appendix B, dated September 14, 2000, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund and Fidelity Advisor Emerging Asia Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Financial Trust's (File No. 2-79910) Post-Effective Amendment No. 36.

(12) Addendum, dated June 6, 2000, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund and Fidelity Advisor Emerging Asia Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 80.

(13) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, Fidelity and Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(14) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(15) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(16) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(17) Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(18) First Amendment to Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(19) Schedule A-1, dated March 29, 2000, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund, is incorporated herein by reference to Exhibit g(11) of Fidelity Magellan Fund's (File No. 2-21461) Post-Effective Amendment No. 48.

(20) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1 among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Asia Fund and Fidelity Advisor Korea Fund, is incorporated herein by reference to Exhibit (g)(20) of Post-Effective Amendment No. 59.

(21) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Asia Fund and Fidelity Advisor Korea Fund, is incorporated herein by reference to Exhibit (g)(21) of Post-Effective Amendment No. 59.

(22) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Asia Fund and Fidelity Advisor Korea Fund, is incorporated herein by reference to Exhibit (g)(22) of Post-Effective Amendment No. 59.

(h) Not applicable.

(i) (1) Legal Opinion of Kirkpatrick & Lockhart LLP for Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund, dated December 21, 1999, was previously filed as Exhibit i(1) of Post-Effective Amendment No. 56.

(2) Legal Opinion of Kirkpatrick & Lockhart LLP for Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Advisor Emerging Markets Income Fund, dated February 24, 2000, was previously filed as Exhibit i(2) of Post-Effective Amendment No. 57.

(3) Legal Opinion of Kirkpatrick & Lockhart LLP for Fidelity Advisor Korea Fund, dated June 14, 2000, was previously filed as Exhibit i(3) of Post-Effective Amendment No. 60.

(j) (1) Consent of PricewaterhouseCoopers LLP, dated February 23, 2001 is filed herein as Exhibit j(1).

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class A is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 54.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class T is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 54.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class B is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 54.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class C is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 54.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 54.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class A is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 54.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class T is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 54.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class B is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 54.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Class C is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 54.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Asia Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 54.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class A is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 54.

(12) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class T is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 54.

(13) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class B is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 54.

(14) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class C is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 54.

(15) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 54.

(16) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class A is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 54.

(17) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class T is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 54.

(18) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class B is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 54.

(19) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class C is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 54.

(20) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 54.

(21) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class A is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 54.

(22) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class T is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 54.

(23) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class B is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 54.

(24) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class C is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 54.

(25) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 54.

(26) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class A is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 54.

(27) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class T is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 54.

(28) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class B is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 54.

(29) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class C is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 54.

(30) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 54.

(31) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class A is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 54.

(32) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class T is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 54.

(33) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class B is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 54.

(34) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Class C is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 54.

(35) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Japan Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 54.

(36) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Korea Fund: Class A is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 61.

(37) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Korea Fund: Class T is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 61.

(38) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Korea Fund: Class B is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 61.

(39) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Korea Fund: Class C is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 61.

(40) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Korea Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 61.

(41) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class A is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 54.

(42) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class T is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 54.

(43) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class B is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 54.

(44) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Class C is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 54.

(45) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Latin America Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 54.

(46) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class A is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 54.

(47) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class T is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 54.

(48) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class B is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 54.

(49) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class C is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 54.

(50) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 54.

(n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3, dated March 19, 1998, is incorporated herein by reference to Exhibit 18(a) of Post-Effective Amendment No. 49.

(2) Schedule I, dated August 30, 1999, to Multiple Class of Shares Plan pursuant to Rule 18f-3, dated March 19, 1998, is incorporated herein by reference to Exhibit (o)(2) of Post-Effective Amendment No. 55.

(3) Form of Multiple Class of Shares Plan pursuant to Rule 18f-3 and Schedule 1 to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Korea Fund is incorporated herein by reference to Exhibit (o)(3) of Post-Effective Amendment No. 59.

(p) (1) Code of Ethics, dated January 1, 2001, adopted by each fund, Fidelity Management & Research Company, FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 47.

(2) Code of Ethics, effective January 1, 2001, adopted by Fidelity International Limited (FIL) pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Financial Trust's (File No. 2-79910) Post-Effective Amendment No. 36.

Item 24. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

82 Devonshire Street, Boston, MA 02109

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of FMR; Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Chairman of the Board and Director of Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Management & Research Co., Inc. (FMRC); Chairman of the Executive Committee of FMR; President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMR; Senior Vice President and Trustee of funds advised by FMR; President and Director of FIMM, FMRC, FMR U.K., and FMR Far East; Director of Strategic Advisers, Inc.; Vice Chairman of Fidelity Investments; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Paul Antico	Vice President of FMR, FMRC, and of a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert Bertelson	Vice President of FMR, FMRC, and of a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and of a fund advised by FMR.

Steve Buller	Vice President of FMR, FMRC, and of a fund advised by FMR.

John H. Carlson	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert C. Chow	Vice President of FMR, FMRC, and of a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and Vice President of Fixed-Income Funds advised by FMR; Senior Vice President of FMRC and FIMM.

Barry Coffman	Vice President of FMR, FMRC, and of a fund advised by FMR.

Michael Connolly	Vice President of FMR and FMRC.

Frederic G. Corneel	Tax Counsel of FMR and FMRC.

Laura B. Cronin	Vice President of FMR and FMRC; Treasurer of FMR, FIMM, FMR U.K., FMRC and FMR Far East.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Scott E. DeSano	Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and of a fund advised by FMR.

Walter C. Donovan	Vice President of FMR and FMRC.

Bettina Doulton	Senior Vice President of FMR and FMRC; Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and of a fund advised by FMR.

Robert Dwight	Vice President of FMR and FMRC; Treasurer of funds advised by FMR.

William R. Ebsworth	Senior Vice President of FMR and FMRC.

Bahaa Fam	Vice President of FMR and FMRC.

David Felman	Vice President of FMR, FMRC, and of funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMR, FMRC; Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMR, FMRC, and of funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMR, FMRC, FIMM, FMR U.K., and FMR Far East; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, and FIMM.

Gregory Fraser	Vice President of FMR, FMRC, and of funds advised by FMR.

Jay Freedman	Assistant Clerk of FMR, FMRC and Fidelity Distributions Corporation (FDC); Clerk of FMR Corp., FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FIMM.

David L. Glancy	Vice President of FMR, FMRC, and of funds advised by FMR.

Boyce I. Greer	Senior Vice President of FMR and FMRC; Vice President of Money Market Funds and Municipal Bond Funds advised by FMR; Vice President of FIMM.

Bart A. Grenier	Senior Vice President of FMR and FMRC.

Robert J. Haber	Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC; Vice President of funds advised by FMR.

Thomas Hense	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and of funds advised by FMR.

Frederick Hoff	Vice President of FMR and FMRC.

Abigail P. Johnson	Senior Vice President of FMR and FMRC; Vice President of certain Equity Funds advised by FMR; Director of FMR Corp.

David B. Jones	Vice President of FMR and FMRC.

Steven Kaye	Senior Vice President of FMR and FMRC and of a fund advised by FMR.

William Kennedy	Vice President of FMR, FMRC, and of funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMR and FMRC; Compliance Officer of FMR U.K. and FMR Far East, and FMR Corp.

Timothy Krochuk	Vice President of FMR, FMRC, and of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert Lawrence	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income Funds advised by FMR.

Harris Leviton	Vice President of FMR, FMRC, and of a fund advised by FMR.

Peter S. Lynch	Vice Chairman of the Board and Director of FMR and FMRC.

Richard R. Mace	Vice President of FMR, FMRC, and of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and of funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and of funds advised by FMR.

John McDowell	Senior Vice President of FMR and FMRC and of a fund advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and of a fund advised by FMR.

John Muresianu	Vice President of FMR, FMRC, and of funds advised by FMR.

David L. Murphy	Vice President of FMR, FMRC, and FIMM; Vice President of Taxable Bond Funds advised by FMR.

Stephen Petersen	Senior Vice President of FMR and FMRC; Vice President of funds advised by FMR.

Alan Radlo	Vice President of FMR and FMRC.

Eric D. Roiter	Vice President of FMR and FMRC; General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC.

Louis Salemy	Vice President of FMR, FMRC, and of a fund advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Patricia A. Satterthwaite	Vice President of FMR, FMRC, and of funds advised by FMR.

Michael Seay	Vice President of FMR and FMRC.

Fergus Shiel	Vice President of FMR, FMRC, and of funds advised by FMR.

Beso Sikharulidze	Vice President of FMR, FMRC, and of a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and of funds advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and of a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR and FMRC; Vice President of certain Equity Funds advised by FMR; Previously, Senior Vice President and Director of Operations and Compliance of FMR U.K.

Thomas M. Sprague	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC; Vice President of a fund advised by FMR.

Scott D. Stewart	Vice President of FMR and FMRC.

Nick Thakore	Vice President of FMR, FMRC, and of a fund advised by FMR.

Yoko Tilley	Vice President of FMR and FMRC.

Joel C. Tillinghast	Vice President of FMR, FMRC, and of a fund advised by FMR.

Robert Tuckett	Vice President of FMR and FMRC.

Jennifer Uhrig	Vice President of FMR, FMRC, and of funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC; Director of FMR Corp.

Judy Verhave	Vice President of FMR and FMRC.

William P. Wall	Vice President of FMR and FMRC.

Jason Weiner	Vice President of FMR, FMRC, and of a fund advised by FMR.

Steven S. Wymer	Vice President of FMR, FMRC, and of a fund advised by FMR.

FMR Corp.

82 Devonshire Street

Boston, MA 02109

Fidelity Distributors Corporation (FDC)

82 Devonshire Street

Boston, MA 02109

(2) FMR CO., INC. (FMRC)

82 Devonshire Street, Boston, MA 02109

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of FMRC, FMR U.K., FMR, FMR Corp., FIMM, and FMR Far East; Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMRC, FIMM, FMR, FMR U.K., and FMR Far East; Senior Vice President and Trustee of funds advised by FMR; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Paul Antico	Vice President of FMRC, FMR, and of a fund advised by FMR.

John Avery	Vice President of FMRC, FMR, and of funds advised by FMR.

Robert Bertelson	Vice President of FMRC, FMR, and of a fund advised by FMR.

William Bower	Vice President of FMRC, FMR, and of a fund advised by FMR.

Steve Buller	Vice President of FMRC, FMR, and of a fund advised by FMR.

John H. Carlson	Vice President of FMRC, FMR, and of funds advised by FMR.

Robert C. Chow	Vice President of FMRC, FMR, and of a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMRC and FIMM; Senior Vice President of FMR and Vice President of Fixed-Income Funds.

Brian Clancy	Vice President of FMRC.

Barry Coffman	Vice President of FMRC, FMR, and of a fund advised by FMR.

Michael Connolly	Vice President of FMRC and FMR.

Frederic G. Corneel	Tax Counsel of FMRC and FMR.

Laura B. Cronin	Vice President of FMRC and FMR; Treasurer of FMRC, FIMM, FMR U.K., FMR and FMR Far East.

William Danoff	Senior Vice President of FMRC, FMR, and Vice President of funds advised by FMR.

Scott E. DeSano	Vice President of FMRC and FMR.

Penelope Dobkin	Vice President of FMRC, FMR, and of a fund advised by FMR.

Walter C. Donovan	Vice President of FMRC and FMR.

Bettina Doulton	Senior Vice President of FMRC and FMR; Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMRC, FMR, and of a fund advised by FMR.

Robert Dwight	Vice President of FMRC and FMR; Treasurer of funds advised by FMR.

William R. Ebsworth	Senior Vice President of FMRC and FMR.

Bahaa Fam	Vice President of FMRC and FMR.

David Felman	Vice President of FMRC, FMR, and of funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMRC and FMR; Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMRC, FMR, and of funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMRC, FMR, FIMM, FMR U.K., and FMR Far East; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, and FIMM.

Gregory Fraser	Vice President of FMRC, FMR, and of funds advised by FMR.

Jay Freedman	Assistant Clerk of FMRC, FMR and Fidelity Distributions Corporation (FDC); Clerk of FMR Corp., FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FIMM.

David L. Glancy	Vice President of FMRC, FMR, and of funds advised by FMR.

Boyce I. Greer	Senior Vice President of FMRC and FMR; Vice President of Money Market Funds and Municipal Bond Funds advised by FMR; Vice President of FIMM.

Bart A. Grenier	Senior Vice President of FMRC and FMR.

Robert J. Haber	Vice President of FMRC and FMR.

Richard C. Habermann	Senior Vice President of FMRC and FMR; Vice President of funds advised by FMR.

Thomas Hense	Vice President of FMRC and FMR.

Bruce T. Herring	Vice President of FMRC and FMR.

Adam Hetnarski	Vice President of FMRC, FMR, and of funds advised by FMR.

Frederick Hoff	Vice President of FMRC and FMR.

Abigail P. Johnson	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; Director of FMR Corp.

David B. Jones	Vice President of FMRC and FMR.

Steven Kaye	Senior Vice President of FMRC and FMR and of a fund advised by FMR.

William Kennedy	Vice President of FMRC, FMR, and of funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMRC and FMR; Compliance Officer of FMR U.K. and FMR Far East, and FMR Corp.

Timothy Krochuk	Vice President of FMRC, FMR, and of funds advised by FMR.

Harry W. Lange	Vice President of FMRC, FMR, and of funds advised by FMR.

Robert Lawrence	Senior Vice President of FMRC and FMR; Vice President of certain Equity and High Income Funds advised by FMR.

Harris Leviton	Vice President of FMRC, FMR, and of a fund advised by FMR.

Peter S. Lynch	Vice Chairman of the Board and Director of FMRC and FMR.

Richard R. Mace	Vice President of FMRC, FMR, and of funds advised by FMR.

Charles A. Mangum	Vice President of FMRC, FMR, and of funds advised by FMR.

Kevin McCarey	Vice President of FMRC, FMR, and of funds advised by FMR.

John McDowell	Senior Vice President of FMRC and FMR and of a fund advised by FMR.

Neal P. Miller	Vice President of FMRC, FMR, and of a fund advised by FMR.

John Muresianu	Vice President of FMRC, FMR, and of funds advised by FMR.

David L. Murphy	Vice President of FMRC, FMR, and FIMM; Vice President of Taxable Bond Funds advised by FMR.

Stephen Petersen	Senior Vice President of FMRC and FMR; Vice President of funds advised by FMR.

Alan Radlo	Vice President of FMRC and FMR.

Eric D. Roiter	Vice President of FMRC and FMR; General Counsel and Clerk of FMRC and FMR; Secretary of funds advised by FMR; Vice President and Clerk of FDC.

Louis Salemy	Vice President of FMRC, FMR, and of a fund advised by FMR.

Lee H. Sandwen	Vice President of FMRC and FMR.

Patricia A. Satterthwaite	Vice President of FMRC, FMR, and of funds advised by FMR.

Michael Seay	Vice President of FMRC and FMR.

Fergus Shiel	Vice President of FMRC, FMR, and of funds advised by FMR.

Beso Sikharulidze	Vice President of FMRC, FMR, and of a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMRC and FMR.

Steven J. Snider	Vice President of FMRC, FMR, and of funds advised by FMR.

Thomas T. Soviero	Vice President of FMRC, FMR, and of a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; Previously, Senior Vice President and Director of Operations and Compliance of FMR U.K.

Thomas M. Sprague	Vice President of FMRC, FMR, and of funds advised by FMR.

Robert E. Stansky	Senior Vice President of FMRC and FMR; Vice President of a fund advised by FMR.

Scott D. Stewart	Vice President of FMRC and FMR.

Nick Thakore	Vice President of FMRC, FMR, and of a fund advised by FMR.

Yoko Tilley	Vice President of FMRC and FMR.

Joel C. Tillinghast	Vice President of FMRC, FMR, and of a fund advised by FMR.

Robert Tuckett	Vice President of FMRC and FMR.

Jennifer Uhrig	Vice President of FMRC, FMR, and of funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMRC and FMR; Director of FMR Corp.

Judy Verhave	Vice President of FMRC and FMR.

William P. Wall	Vice President of FMRC and FMR.

Jason Weiner	Vice President of FMRC, FMR, and of a fund advised by FMR.

Steven S. Wymer	Vice President of FMRC, FMR, and of a fund advised by FMR.

(3) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

25 Lovat Lane, London, EC3R 8LL, England

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of FMR U.K., FMR, FMRC, FMR Corp., FIMM, and FMR Far East; Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMR U.K.; Senior Vice President and Trustee of funds advised by FMR; President and Director of FIMM, FMR, FMRC, and FMR Far East; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Laura B. Cronin	Treasurer of FMR U.K., FMR Far East, FMR, FMRC, and FIMM and Vice President of FMR and FMRC.

Michael B. Fox	Assistant Treasurer of FMR U.K., FMR, FMRC, FMR Far East, and FIMM; Vice President of FMR U.K., FMR Far East, and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.

Simon Fraser	Senior Vice President of FMR U.K.; Director and President of FIIA and FIIA(U.K.)L.

Jay Freedman	Clerk of FMR U.K., FMR Far East, FMR Corp., and Strategic Advisers, Inc.; Assistant Clerk of FMR, FMRC, and FDC; Secretary of FIMM.

Susan Englander Hislop	Assistant Clerk of FMR U.K., FMR Far East, Strategic Advisers, Inc., and FMR Corp; Assistant Secretary of FIMM.

Francis V. Knox, Jr.	Compliance Officer of FMR U.K. FMR Far East, and FMR Corp; Vice President of FMR.

(4) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East)

Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan

FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of FMR Far East, FMR, FMRC, FMR Corp., FIMM, and FMR U.K.; Chairman of the Executive Committee of FMR; Chief Executive Officer of FMR Corp.; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMR Far East; Senior Vice President and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., FMRC, and FMR; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Robert H. Auld	Senior Vice President of FMR Far East.

Laura B. Cronin	Treasurer of FMR Far East, FMR U.K., FMR, FMRC, and FIMM; Vice President of FMR and FMRC.

Michael B. Fox	Assistant Treasurer of FMR Far East, FMR, FMRC, FMR U.K., and FIMM; Vice President of FMR Far East, FMR U.K., and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.

Jay Freedman	Clerk of FMR Far East, FMR U.K., FMR Corp., and Strategic Advisers, Inc.; Assistant Clerk of FMR, FMRC, and FDC; Secretary of FIMM.

Susan Englander Hislop	Assistant Clerk of FMR Far East, FMR U.K., Strategic Advisers, Inc., and FMR Corp.; Assistant Secretary of FIMM.

Francis V. Knox, Jr.	Compliance Officer of FMR Far East, FMR U.K., and FMR Corp; Vice President of FMR.

Billy W. Wilder	Vice President of FMR Far East; President and Representative Director of FIJ.

(5) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda

The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony J. Bolton

Director of FIIA, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), Fidelity Investment Management Limited (FIML (U.K.)), Fidelity Investment Services Limited (FISL (U.K.)), and Fidelity Investments International (FII).

Keith Ferguson	Director of FIIA.

Richard Ford	Director and Vice President of FIIA.

Simon Fraser	Director and President of FIIA, FMR U.K., and FIIA(UK)L.

Brett Goodin	Director of FIIA.

Simon M. Haslam

Director and Chief Financial Officer of FIIA, FISL (U.K.), and FII; Director of FIIA(U.K.)L; Previously, Chief Financial Officer of FIL; Company Secretary of Fidelity Investments Group of Companies (U.K.); Director of FIJ.

Matthew Heath	Secretary of FIIA.

Richard Horlick	Director of FIIA and FIIA(U.K.)L.

K.C. Lee	Director of FIIA and Fidelity Investments Management (Hong Kong) Limited.

Frank Mutch	Director of FIIA.

Peter Phillips	Director of FIIA and Fidelity Investments Management (Hong Kong) Limited.

Terrence V. Richards	Assistant Secretary of FIIA.

David J. Saul	Director of FIIA; Previously, President of FIIA, Director of Fidelity International Limited, and numerous companies and funds in the FIL group.

Rosalie Sheppard	Assistant Secretary of FIIA.

(6) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

25 Cannon Street, London, England EC4M 5TA

The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Gareth Adams	Director of FIIA(U.K.)L

Anthony J. Bolton

Director of FIIA(U.K.)L, Fidelity International Investment Advisors (FIIA), Fidelity Investment Management Limited (FIML (U.K.)), Fidelity Investment Services Limited (FISL (U.K.)), and Fidelity Investments International (FII).

Pamela G. Edwards	Director of FIIA(U.K.)L, FISL (U.K.), and FII; Previously, Director of Legal Services for Europe.

Simon Fraser	President and Director of FIIA(U.K.)L and FIIA.

Simon M. Haslam

Director of FIIA(U.K.)L; Director and Chief Financial Officer of FIIA, FISL (U.K.), and FII; Previously, Chief Financial Officer of FIL, Company Secretary of Fidelity Investments Group of Companies (U.K.); Director of FIJ.

Richard Horlick	Director of FIIA(U.K.)L and FIIA.

Peter Lord	Director of FIIA(U.K.)L.

Sally E. Walden	Director of FIIA(U.K.)L and FISL (U.K.).

(7) FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)

1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan

The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Simon M. Haslam

Director of FIJ; Director and Chief Financial Officer of FIIA, FISL (U.K.), and FII; Director of FIIA(U.K.)L; Previously, Chief Financial Officer of FIL; Company Secretary of Fidelity Investments Group of Companies (U.K.).

Noboru Kawai	Director and General Manager of Administration of FIJ.

Yasuo Kuramoto	Vice Chairman and Representative Director of FIJ.

Edward Moore	Statutory Auditor of FIJ.

Tetsuzo Nishimura	Director and Vice President of Wholesale/ Broker Distribution of FIJ.

Takeshi Okazaki	Director and Head of Institutional Sales of FIJ.

Billy W. Wilder	President and Representative Director of FIJ; Vice President of FMR Far East.

Hiroshi Yamashita	Senior Managing Director of FIJ.

Edward Moore	Statutory Auditor of FIJ.

Tetsuzo Nishimura	Director and Vice President of Wholesales/ Broker Distribution of FIJ.

Takeshi Okazaki	Director and Head of Institutional Sales of FIJ.

Billy Wilder	President and Representative Director of FIJ; Vice President of FMR Far East.

Hiroshi Yamashita	Senior Managing Director of FIJ.

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Edward L. McCartney	Director and President	None
Jay Freedman	Assistant Clerk	None
Paul J. Gallagher	Director	None
Jane Greene	Treasurer and Controller	None
Linda Capps Holland	Assistant Clerk and Compliance Officer	None
Michael W. Kellogg	Executive Vice President	None
Kevin J. Kelly	Director	None
Gail McGovern	Director	None
Eric Roiter	Vice President and Clerk	Secretary of funds advised by FMR
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA or State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

(a) The Registrant undertakes for Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Overseas Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2) of the 1934 Act, whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 63 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 23rd day of February 2001.

Fidelity Advisor Series VIII
	By	/s/Edward C. Johnson 3d	(dagger)
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Edward C. Johnson 3d	(dagger)	President and Trustee	February 23, 2001
Edward C. Johnson 3d		(Principal Executive Officer)

/s/Robert A. Dwight		Treasurer	February 23, 2001
Robert A. Dwight

/s/Robert C. Pozen		Trustee	February 23, 2001
Robert C. Pozen

/s/J. Michael Cook	*	Trustee	February 23, 2001
J. Michael Cook

/s/Ralph F. Cox	*	Trustee	February 23, 2001
Ralph F. Cox

/s/Phyllis Burke Davis	*	Trustee	February 23, 2001
Phyllis Burke Davis

/s/Robert M. Gates	*	Trustee	February 23, 2001
Robert M. Gates

/s/Donald J. Kirk	*	Trustee	February 23, 2001
Donald J. Kirk

/s/Marie L. Knowles	*	Trustee	February 23, 2001
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	February 23, 2001
Ned C. Lautenbach

/s/Peter S. Lynch	*	Trustee	February 23, 2001
Peter S. Lynch

/s/Marvin L. Mann	*	Trustee	February 23, 2001
Marvin L. Mann

/s/William O. McCoy	*	Trustee	February 23, 2001
William O. McCoy

(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Alan C. Porter pursuant to a power of attorney dated December 14, 2000 and filed herewith.

POWER OF ATTORNEY

I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series V

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Corporate Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Daily Money Fund

Fidelity Destiny Portfolios

Fidelity Deutsche Mark Performance

Portfolio, L.P.

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Cash Portfolios

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Sterling Performance Portfolio, L.P.

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Fidelity Yen Performance Portfolio, L.P.

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	July 17, 1997
Edward C. Johnson 3d

POWER OF ATTORNEY

We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, Dana L. Platt, and Alan C. Porter, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2001.

WITNESS our hands on this fourteenth day of December, 2000.

/s/Edward C. Johnson 3d	\\\\\\\\\\\\\\\\\\\\\\\	/s/Marie L. Knowles
Edward C. Johnson 3d		Marie L. Knowles
/s/J. Michael Cook		/s/Ned C. Lautenbach
J. Michael Cook		Ned C. Lautenbach
/s/Ralph F. Cox		/s/Peter S. Lynch
Ralph F. Cox		Peter S. Lynch
/s/Phyllis Burke Davis		/s/Marvin L. Mann
Phyllis Burke Davis		Marvin L. Mann
/s/Robert M. Gates		/s/William O. McCoy
Robert M. Gates		William O. McCoy
/s/Donald J. Kirk		/s/Robert C. Pozen
Donald J. Kirk		Robert C. Pozen